SUPPLEMENT DATED NOVEMBER 1, 2007
TO THE PROSPECTUS DATED MAY 1, 2007
OF THE DIVERSIFIED INVESTORS FUNDS GROUP AND
THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

Investment Adviser.  Effective November 1, 2007, each Fund and each underlying Portfolio in which a Fund invests has entered into a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc. (TFAI) who will serve as the investment adviser for each Fund and each Portfolio. The investment advisory fees paid by the Funds to TFAI under the new Investment Advisory Agreements will remain the same as the fees previously paid by the Funds to Diversified Investment Advisors. For those Funds subject to expense limitation arrangements, TFAI maintains the same expense limitation arrangement as described in the prospectus.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group.

The investment subadvisers to each underlying Portfolio have not changed. TFAI provides general supervision of the subadvisers subject to policies set by the Board of Trustees of the Portfolios. TFAI provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees.

Diversified Investment Advisors will continue to focus on its core business of providing retirement plan services to sponsors and their participants. Retirement plan participants may continue to call Diversified’s Customer Call Center at 800-755-5801 or access Diversified Direct On-Line at www.divinvest.com in order to access their retirement plan accounts administered at Diversified.

Distributor.  Effective November 1, 2007, Transamerica Capital, Inc. (TCI), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds.

Legal Proceedings.  As previously disclosed in the Funds’ proxy statement dated August 27, 2007, as part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

Form No. 2891 (rev. 10/07)	33-61810
333-00295

SUPPLEMENT DATED NOVEMBER 1, 2007
TO THE PROSPECTUS DATED MAY 1, 2007
OF THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP AND
THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

Investment Adviser.  Effective November 1, 2007, each Fund and each underlying Portfolio in which a Fund invests has entered into a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc. (TFAI) who will serve as the investment adviser for each Fund and each Portfolio. The investment advisory fees paid by the Funds to TFAI under the new Investment Advisory Agreements will remain the same as the fees previously paid by the Funds to Diversified Investment Advisors. For those Funds subject to expense limitation arrangements, TFAI maintains the same expense limitation arrangement as described in the prospectus.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group.

The investment subadvisers to each underlying Portfolio have not changed. TFAI provides general supervision of the subadvisers subject to policies set by the Board of Trustees of the Portfolios. TFAI provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees.

Diversified Investment Advisors will continue to focus on its core business of providing retirement plan services to sponsors and their participants. Retirement plan participants may continue to call Diversified’s Customer Call Center at 800-755-5801 or access Diversified Direct On-Line at www.divinvest.com in order to access their retirement plan accounts administered at Diversified.

Distributor.  Effective November 1, 2007, Transamerica Capital, Inc. (TCI), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds.

Legal Proceedings.  As previously disclosed in the Funds’ proxy statement dated August 27, 2007, as part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

Form No. 3155 (rev. 10/07)	33-61810
333-00295

Supplement Dated November 1, 2007
to the
Statement of Additional Information Dated May 1, 2007
of
The Diversified Investors Funds Group
The Diversified Institutional Funds Group
The Diversified Investors Strategic Allocation Funds
The Diversified Institutional Strategic Allocation Funds
Investment Adviser. Effective November 1, 2007, each Fund and each underlying Portfolio in which a Fund invests has entered into a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc. (TFAI) who will serve as the investment adviser for each Fund and each Portfolio. The investment advisory fees paid by the Funds to TFAI under the new Investment Advisory Agreements will remain the same as the fees previously paid by the Funds to Diversified Investment Advisors. For those Funds subject to expense limitation arrangements, TFAI maintains the same expense limitation arrangement as described in the prospectus.
TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group.
The investment subadvisers to each underlying Portfolio have not changed. TFAI provides general supervision of the subadvisers subject to policies set by the Board of Trustees of the Portfolios. TFAI provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees.
Diversified Investment Advisors will continue to focus on its core business of providing retirement plan services to sponsors and their participants. Retirement plan participants may continue to call Diversified’s Customer Call Center at 800-755-5801 or access Diversified Direct On-Line at www.divinvest.com in order to access their retirement plan accounts administered at Diversified.

Fundamental Investment Policies.
Effective October 30, 2007, each Fund or Portfolio (other than the S&P 500 Index Master Portfolio), as applicable has adopted the following fundamental policies and restrictions:
1.	The Fund or Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.	The Fund or Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.	The Fund or Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act” or the “1933 Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund or Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, the Fund or Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

4.	The Fund or Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund or Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

5.	The Fund or Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	The Fund or Portfolio may not “concentrate” its investments in a particular industry or group of industries (except those Funds or Portfolios listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that (i) each of the Diversified Investors Money Market Fund, Diversified Institutional Money Market Fund and Money Market Portfolio may invest without limitation in obligations issued by banks, and (ii) this restriction shall not apply with respect to Diversified Investors Stock Index Fund or Diversified Institutional Stock Index Fund to

any industry in which the S&P 500 Index (or any other index which the Stock Index Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

7.	The Fund or Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
These fundamental policies replace in their entirety the fundamental policies listed for the Funds and the Portfolios (other than the S&P 500 Index Master Portfolio) listed on pages 26-29 of the Statement of Additional Information. The Funds’ and Portfolios non-fundamental policies have not changed.
Management.
Effective October 30, 2007, the Trustees of each Trust and each Portfolio Trust are set forth below. The length of time served is provided from the date a Trustee became a Trustee of any of the Trusts or Diversified Investors Portfolios. Asterisks indicate those Trustees who are “interested persons” (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee, unless otherwise indicated, is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Age	Position Held	Principal	Number of
	and Length	Occupation	Investment
	of Time	during Past 5	Companies
	Served	Years and Other	Associated with
		Directorships	TFAI Overseen by
		Held	Trustee

John K. Carter Age: 46	Trustee, President and Chief Executive Officer since 2007	President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President	160

and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC

		(‘‘TIM”) (2001 to 2005).
Leo J. Hill Age: 51	Trustee since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L.J. Hill & Company (1999 to present).	160
Neal M. Jewell Age: 72	Trustee since 1993	10/2004 to present — Retired; 1/1996 to 10/2004 — Independent Trustee, EAI Select Managers Equity Fund (a mutual fund).	160
Russell A. Kimball, Jr. Age: 63	Trustee since 2007	General Manager, Sheraton Sand Key Resort (1975 to present).	160
Eugene M. Mannella Age: 53	Trustee since 1993	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker/dealer) (1998 to present); President, International Fund Services (alternative asset administration) (1993 to 2005)	160
Norm R. Nielsen Age: 68	Trustee since 2007	Retired (2005 to present); Buena Vista University Board of Trustees	160

		(2004 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1988 to 2006); President, Kirkwood Community College (1979 to 2005).
Joyce Galpern Norden Age: 68	Trustee since 1993	Retired (2004 to present); Board of Governors, Reconstructionist Rabbinical College (2007 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004)	160
Patricia L. Sawyer DOB: 57	Trustee since 1993	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160
John W. Waechter Age: 55	Trustee since 2007	RBC Dain Rauscher (securities dealer (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co.	160

(securities dealer (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).
Effective August 10, 2007 the officers of each Trust and the Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. The address of each officer of the Trusts and Diversified Investors Portfolios is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Age	Position Held	Principal Occupation during Past 5
	and Length	Years and Other Directorships Held
of Time
Served

John K. Carter Age: 46	Trustee, President and Chief Executive Officer since 2007	See the table above.
Dennis P. Gallagher Age: 36	Vice President, General Counsel and Secretary since 2007	Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).
Elizabeth L. Belanger Age: 35	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer since 2005	Vice President and Senior Counsel, Diversified Investment Advisors, Inc. ("Diversified") (with Diversified since 2005); Director, Transamerica Financial Life Insurance Company ("TFLIC") (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).
Joseph Carusone Age: 42	Vice President, Treasurer and Principal Financial Officer since	Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. ("DISC") (February 2007 to present); Director, TFLIC (2004 to present).

2001
Christopher A. Staples Age: 37	Vice President and Chief Investment Officer since 2007	Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).
Rick Resnik Age: 40	Chief Compliance Officer since 2004	Vice President and Chief Compliance Officer, Diversified (with Diversified since 1998); Director, Vice President and Chief Compliance Officer, DISC (June 1999 to present)
Michael Masson Age: 36	Assistant Treasurer since 2007	Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).
Suzanne Valerio-Montemurro Age: 43	Assistant Treasurer since 2002	Vice President, Diversified (with Diversified since 1998).
Administrator.
Effective November 1, 2007, the Funds have entered into an Administrative Services Agreement (the “Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, Florida 33716. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the Funds. For these services, TFS receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Diversified Investors Funds and 0.05% of the average daily net assets of each Diversified Institutional Fund.
The administrative duties of TFS with respect to each Fund include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each Fund; authorizing expenditures and approving bills for payment on behalf of each Fund; and providing executive, clerical and secretarial help needed to carry out its duties.

Transfer Agent. TFS is the transfer agent, withholding agent and dividend disbursing agent for each Fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V. TFS is an affiliate of TFAI. The Funds do not pay any additional compensation to TFS for transfer agency services.
Distributor. Effective November 1, 2007, Transamerica Capital, Inc. (“TCI”), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 is the distributor of shares of each of the Funds. TCI is an affiliate of TFAI.
Distribution Plans. Each of the Diversified Investors Funds and the Diversified Institutional Funds (other than the Strategic Allocation Funds) has adopted an amended distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under these plans, the Funds pay monthly fees at an annual rate of 0.25% of the Fund’s average daily net assets. Fees paid under the plans may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements.
These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include a Fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.
Each Fund’s 12b-1 Plan permits the Fund to pay fees to the Distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Plan, a Fund may pay the fees to the Distributor and others until the 12b-1 Plan is terminated or not renewed.
Description of the Trust; Fund Shares. The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Diversified Institutional Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series.

Series and Classes. Currently, each Trust has twenty-four active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
     Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Each share of a Fund, as a series of a Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust..
     The Declaration of Trust of each Trust provides that Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of shares of any Fund has or may become concentrated in such shareholder to an extent that would disqualify that series as a regulated investment company under the Code, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to that shareholder, (iv) the value of a shareholder’s shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the Trust or applicable Fund or class.
     Shareholder Voting. Each Trust’s Declaration of Trust provides for shareholder voting as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
     The Funds are not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declarations of Trust provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series of a Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.
Election and Removal of Trustees. The Declaration of Trust of each Trust provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. Each Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declarations of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declarations of Trust. The Trustees are authorized to amend the Declarations of Trust without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declarations of Trust with respect to actions or omissions of persons entitled to indemnification under the Declarations of Trust prior to the amendment.
Shareholder, Trustee and Officer Liability. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust provides that shareholders are not personally liable for the obligations of a Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Each Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Each Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust of each Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
     The Declarations of Trust provide that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative Actions. Each Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust of each Trust further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
     Each Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declarations of Trust also require that actions by shareholders against a Fund be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts, and that the right to jury trial be waived to the full extent permitted by law.

Form No. 3157 (rev. 10/07)	33-61810
333-00295